PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
PRINCIPAL ACCOUNTING POLICIES
PRINCIPAL ACCOUNTING POLICIES

2. PRINCIPAL ACCOUNTING POLICIES

2.1 Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Significant accounting policies followed by the Group in the preparation of its accompanying consolidated financial statements are summarized below.

2.2 Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, VIEs and VIEs’ subsidiaries.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor.

All transactions and balances between the Company, its subsidiaries, VIEs and VIEs’ subsidiaries have been eliminated upon consolidation.

Variable interest entities

In order to comply with PRC regulatory requirements restricting foreign ownership of internet information services under value‑added telecommunications services and certain other businesses in China, the Company operates online platforms that provide internet information services and engages in other foreign‑ownership‑restricted businesses through certain PRC domestic companies, whose equity interests are held by certain management members of the Company (“Nominee Shareholders”). The Company obtained control over these PRC domestic companies by entering into a series of Contractual Arrangements with these PRC domestic companies and their respective Nominee Shareholders. These contractual agreements cannot be terminated by the Nominee Shareholders or the PRC domestic companies. As a result, the Company which maintains the ability to control these PRC domestic companies is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb expected losses of these PRC domestic companies. Management concluded that these PRC domestic companies are VIEs of the Company, of which the Company is the ultimate primary beneficiary. As such, the Group consolidated financial results of these PRC domestic companies and their subsidiaries. The principal terms of the agreements entered into amongst the VIEs, their respective shareholders and the Group’s subsidiaries (“Primary Beneficiaries”) are further described below.

The Company primarily operated 2B and 2C online platforms through one of the VIEs, Youxin Hulian via the contractual agreements. In January 2015, the MIIT eliminates the restrictions on foreign ownership in the SHFTZ Notice for enterprises in Shanghai Pilot Free Trade Zone that provide online data processing and transaction processing services (operating E‑commerce) under value‑added telecommunications services. Certain of our eligible WFOE and subsidiary of WFOE, Yougu and Youhan, have applied for and obtained the VATS Licenses to conduct E‑commerce in 2015 and 2016, and they have been operating our 2B and 2C online platforms since then.

Currently, Youxin Hulian, Yishouche and Fengshun Lubao hold the VATS Licenses for internet information services to operate other online platforms of the Company and they may hold equity interests of subsidiaries conducting business that are restricted with foreign ownership.

Loan Agreements

Pursuant to the relevant loan agreements, the Group’s relevant PRC subsidiary has granted interest‑free loans to the relevant Nominee Shareholders of the relevant VIE with the sole purpose of providing funds necessary for the capital injection to the relevant VIEs. Only the Group’s relevant PRC subsidiary can require the Nominee Shareholder to settle the loan amount with the equity interests of relevant VIEs, subject to any applicable PRC laws, rules and regulations. And both parties have agreed that any proceeds from sale of the Nominee Shareholder’s equity interest in relevant VIE should be repaid to the Group’s relevant PRC subsidiary. The terms of the loan agreements are ten years and can be extended with the written consent of both parties before its expiration.

Exclusive option agreements

The Nominee Shareholders of the VIEs have granted the Group’s relevant PRC subsidiaries the exclusive and irrevocable right to purchase or to designate one or more person(s) at their discretion to purchase part or all of the equity interests in the VIEs from the Nominee Shareholders for a purchase price at any time, subject to the lowest price permitted by PRC laws and regulations. The VIEs and their Nominee Shareholders have agreed that without prior written consent of the Group’s relevant PRC subsidiaries, their respective Nominee Shareholders cannot sell, transfer, pledge or dispose their equity interests, and the VIEs cannot sell, transfer, pledge or dispose, but not limit to the equity interest, significant assets, significant revenue and significant business. Also as agreed, the VIEs cannot declare any dividend or change capitalization structure of the VIEs and cannot enter into any loan or investment agreements. Furthermore, the Nominee Shareholders have agreed that any proceeds but not limited to the sales of the Nominee Shareholders’ equity interest in relevant VIEs should be gratuitously paid to the Group’s relevant PRC subsidiaries or one or more person(s) at their discretion.

Power of attorney

Pursuant to the irrevocable power of attorney, each of the Nominee Shareholders appointed the Group’s relevant PRC subsidiaries as their attorney‑in‑fact to exercise all shareholder rights under PRC law and the relevant articles of association, including but not limited to, attending shareholders meetings, voting on their behalf on all matters requiring shareholder approval, including but not limited to sale, transfer, pledge, or disposition of all or part of the Nominee Shareholders’ equity interests, and designation and appointing the legal representative, directors, supervisors, chief executive officer and other senior management members of the VIEs. Each power of attorney will remain in force during the period when the Nominee Shareholders continue to be shareholders of the VIEs. Each Nominee Shareholder has waived all the rights which have been authorized to the person designated by the Group’s relevant PRC subsidiaries under each power of attorney.

Exclusive business cooperation agreement

Pursuant to the exclusive business cooperation agreement, the Group’s relevant PRC subsidiaries have agreed to provide to the VIEs services, including, but not limited to, development, maintenance and update software, design, installation, daily management, maintenance and updating of the network system, hardware and database design, marketing. The VIEs shall pay to the Group’s relevant PRC subsidiaries service fees determined based on the complexity and difficulty of the services, title of and time consumed by employees, contents and value of the services, operation conditions and market price of the service provided. The agreement shall remain in full force and effect unless terminated in accordance with the provisions of this Agreement or terminated in writing by the Group’s relevant PRC subsidiaries.

Equity pledge agreements

Pursuant to the relevant equity pledge agreements, the Nominee Shareholders of the VIEs have pledged all of their equity interests in relevant VIEs to the Group’s relevant PRC subsidiaries as collateral for all of their to direct, indirect and derivate losses and anticipated profits of the PRC subsidiaries incurred in the event of default and to secure their obligations under the above agreements. The relevant PRC subsidiaries are entitled to have any dividends based on the pledged equity interest in relevant VIEs. The Nominee Shareholders may not transfer or assign the equity interests, the rights and obligations in the equity pledge agreements and may not create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Group’s relevant PRC subsidiaries without the Group’s relevant PRC subsidiaries’ pre‑approval. In addition, the Group’s relevant PRC subsidiaries are entitled to purchase at a discount, auction or sell the equity interests pledged and have priority to obtain the proceeds from above auctions or sales, if an event of default happens. The equity pledge agreements will expire only when the Nominee Shareholders have completed all their obligations under the above agreements.

Risks in relation to the VIE structure

In the opinion of the Company’s legal counsel, (i) the ownership structure relating to the VIEs of the Company is in compliance with existing PRC laws and regulations; and (ii) the contractual arrangements with the VIEs and their Nominee Shareholders are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect.

However, uncertainties in the interpretation and application of current and future PRC laws, regulations and rules could cause the Company’s current ownership structure to be found in violation of any existing or future PRC laws or regulations and could limit the Company’s ability, through the Primary Beneficiaries, to enforce its rights under these contractual arrangements. Furthermore, Nominee Shareholders of the VIEs may have interests that are different with those of the Company, which could potentially increase the risk that they would seek to act in contrary to the terms of the aforementioned agreements.

In addition, if the current structure or any of the contractual arrangements were found to be in violation of any existing or future PRC law, the Company may be subject to penalties, which may include but not be limited to, the cancellation or revocation of the Company’s business and operating licenses, being required to restructure the Company’s operations or discontinue the Company’s operating activities. The imposition of any of these or other penalties may result in a material and adverse effect on the Company’s ability to conduct its operations. In such case, the Company may not be able to operate or control the VIEs, which may result in deconsolidation of the VIEs.

In January 2015, the Ministry of Commerce (“MOFCOM”), released for public comment a proposed PRC law, the Draft Foreign Investment Enterprises (“FIE”) Law, that appears to include VIEs within the scope of entities that could be considered to be FIEs, that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control”. If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to include the Group’s contractual arrangements with its VIEs, and as a result, the Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of FIEs where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIE, that operates in restricted or prohibited industries and is not controlled by entities organized under PRC law or individuals who are PRC citizens. If the restrictions and prohibitions on FIEs included in the Draft FIE Law are enacted and enforced in their current form, the Group’s ability to use the contractual arrangements with its VIEs and the Group’s ability to conduct business through the VIEs could be severely limited.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC government authorities will not ultimately take a view that is contrary to the Company’s belief and the opinion of its PRC legal counsel. In March 2019, the draft Foreign Investment Law was submitted to the National People’s Congress for review and was approved on March 15, 2019, which will come into effect from January 1, 2020. The approved Foreign Investment Law does not touch upon the relevant concepts and regulatory regimes that were historically suggested for the regulation of VIE structures, and thus this regulatory topic remains unclear under the Foreign Investment Law. Since the Foreign Investment Law is new, there are substantial uncertainties exist with respect to its implementation and interpretation and the possibility that such entities will be deemed as foreign-invested enterprise and subject to relevant restrictions in the future shall not be excluded. If the contractual arrangements establishing the Company’s VIE structure are found to be in violation of any existing law and regulations or future PRC laws and regulations, the relevant PRC government authorities will have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating income or the income of affiliated Chinese entities, revoking business licenses or the business licenses of affiliated Chinese entities, requiring affiliated Chinese entities to restructure ownership structure or operations and requiring affiliated Chinese entities to discontinue any portion or all of value-added telecommunications, E-commerce and internet information services. Any of these actions could cause significant disruption to the Company’s business operations, and have a severe adverse impact on the Company’s cash flows, financial position and operating performance. If the imposing of these penalties cause the Company to lose its rights to direct the activities of and receive economic benefits from its VIEs, which in turn may restrict the Company’s ability to consolidate and reflect in its financial statements the financial position and results of operations of its VIEs.

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers there to be no assets of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital of the VIEs amounting to a total of RMB134.4 million as of December 31, 2017 and RMB144.2 million as of December 31, 2018. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

The following table sets forth the assets, liabilities and results of operations and cash flows of the VIEs and their subsidiaries taken as a whole, which are included in the Group’s consolidated financial statements. Transactions between the VIEs and their subsidiaries are eliminated in the balances presented below:

	December 31,	December 31,
	2017	2018
	RMB	RMB
Cash and cash equivalents	105,680	67,940
Amounts due from related parties	148,714	165,940
Accounts receivable	6,884	6,957
Other receivables, net	63,832	95,297
Inventory	71,248	2,120
Prepaid expense and other current assets	64,978	22,364
Long-term investments	25,421	27,427
Property, equipment and software, net	12,835	12,436
Intangible assets, net	2,703	17,295
Goodwill	—	38,246
Total assets	502,295	456,022

Accounts payable	4,864	7,379
Amounts due to related parties	727,917	914,109
Current portion of long-term borrowings	—	281
Deferred tax liability	—	3,725
Other payables and accruals	402,945	249,841
Total liabilities	1,135,726	1,175,335

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2016	2017	2018
	RMB	RMB	RMB
Total revenues	103,830	244,830	416,578
Cost of revenues	(36,788)	(130,099)	(156,093)
Net loss	(9,253)	(603,030)	(85,882)

Net cash generated from/(used in) operating activities	155,589	(584,072)	(51,713)
Net cash used in investing activities	(17,037)	(5,529)	(67,516)
Net cash (used in)/generated from financing activities	(62,410)	604,314	81,489
Net increase/(decrease) in cash and cash equivalents	76,142	14,713	(37,740)
Cash and cash equivalents at beginning of year	14,825	90,967	105,680
Cash and cash equivalents at end of year	90,967	105,680	67,940

2.3 Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets, long‑lived assets and liabilities at the dates of the financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates. On an ongoing basis, the Company’s management reviews these estimates based on information that is currently available. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the Group’s consolidated financial statements include, but are not limited to, the allowance for finance lease receivables, useful lives of property, equipment and software, amortization period of intangible assets, financial derivatives, guarantee liability, business combination, goodwill impairment and forfeiture rate of share‑based compensation.

2.4 Fair value measurements

Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2 — Observable inputs (other than Level 1 quoted prices), such as quoted prices in active markets for similar assets or liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data

Level 3 — Unobservable inputs which are supported by little or no market activity

Financial instruments of the Company primarily comprise of cash equivalents, short‑term investment, accounts receivable, finance lease receivables, short‑term borrowings, accounts payable, derivative liabilities, guarantee liabilities and deposit of interests collected from customers and payable to financing partners. As of December 31, 2017 and 2018, their carrying values approximated their fair values because of their generally short maturities. The fair value of the guarantee liabilities recorded at the inception of the loan was estimated based on the third‑party appraisal’s report.

2.5 Foreign currencies

The Group uses Renminbi (“RMB”) as its reporting currency. The USD (“US$”) is the functional currency of the Group’s entities incorporated in Cayman Islands, British Virgin Islands and Hong Kong, and the RMB is the functional currency of the Group’s PRC subsidiaries.

Transactions denominated in other than the functional currencies are translated into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in other than the functional currency are translated at the balance sheet date exchange rate. The resulting exchange differences are recorded in the Consolidated Statements of Comprehensive Loss.

The financial statements of the Group are translated from the functional currency to the reporting currency, RMB. Assets and liabilities of the subsidiaries are translated into RMB using the exchange rate in effect at each balance sheet date. Income and expenses are translated at the average exchange rates prevailing for the year. Foreign currency translation adjustments arising from these are reflected in the accumulated other comprehensive income. The exchange rates used for translation on at the end of the year of 2017 and 2018 were US$1.00=RMB 6.5342 and RMB 6.8632, respectively, representing the index rates stipulated by the People’s Bank of China.

Transactions of the Consolidated Balance Sheets, the Consolidated Statements of Comprehensive Loss and the Consolidated Statements of Cash Flows from RMB into US$ as of and for the year ended December 31, 2018 are solely for the convenience of the readers and were calculated at the rate of US$1.00=RMB6.8632, representing the index rates stipulated by the People’s Bank of China. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2018, or at any other rate.

2.6 Cash and cash equivalents

Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short‑term, highly liquid investments that are readily convertible to known amount of cash and with original maturities from the date of purchase of generally three months or less.

2.7 Restricted cash and short‑term investment

Cash restricted as to withdrawal or for use or pledged as security is reported separately on the face of the Consolidated Balance Sheets, and is not included in the total cash and cash equivalents in the Consolidated Statements of Cash Flows. In the ordinary course of business, the third‑party financing partners offer financing solutions to buyers (the “Borrowers”) and the Company is required to provide a guarantee (Note 2.12 guarantee liabilities). As a result, the Company, as the guarantor, is required to maintain a separate guarantee fund, held as an escrow account with the third‑party financing partners. This guarantee fund is required to be maintained at a fixed percentage of the balance of all loans outstanding. As of December 31, 2017 and 2018, the restricted cash in relation to Guarantee represented 9.6% and 7.5% of the outstanding facilitated loan balance, respectively.

Short‑term investments are mainly comprised of time deposits and investment products placed with banks with original maturities longer than three months but less than one year.

2.8 Inventory

Inventories comprise of new cars, GPS devices, auto check equipments and others. Inventories are valued at the lower of cost or market. Cost of inventories is determined by the weighted‑average method. Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value. The Group continually evaluates the recoverability based on assumptions about future customer demand and market conditions. The evaluation may take into consideration inventory aging, expected demand, anticipated sales price, and other factors. The write‑down is equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future customer demand and market conditions. As of December 31, 2017, inventories mainly included GPS devices, auto check equipments and new cars of RMB2.5 million, RMB1.4 million and RMB72.6 million, respectively. As of December 31, 2018, inventories mainly included GPS devices and auto check equipments of RMB8.1 million and RMB1.4 million, respectively.

2.9 Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Group makes credit assessments of customers to assess the collectability of contract amounts prior to entering into contracts. The Group makes specific allowance for doubtful accounts when facts and circumstances indicate that the receivable is unlikely to be collected. The allowance of accounts receivable was nil as of December 31, 2017 and 2018.

2.10 Advance to consumers on behalf of financing partners

The Group facilitates loans extended by third‑party financing partners to consumers through its online platform. The Group started to cooperate with third‑party financing partners beginning September 2015. From September 2015, the third‑party financing partners provided all the funds for the consumer loans, while the Group provides services to facilitate such financing transactions. Pursuant to the cooperation agreements entered into with third‑party financing partners, for the purpose of registering the collaterals over the cars purchased by consumers with relevant government authorities, the Group advances the funds needed to purchase the car to the consumer on financing partners’ behalf to the applicable car dealers directly. The balance represents a legal claim of the Group from third‑party financing partners. The third‑party financing partners shall pay the corresponding amount to the Group as agreed in the corporation agreements. As of December 31, 2017 and 2018, the advances to consumers on behalf of financing partners were RMB827.4 million and RMB521.9 million, respectively.

2.11 Financial lease receivables

Financial lease receivables include dealer inventory financing receivables and receivables generated from finance lease arrangements.

The Group provides short‑term inventory financing to certain selected car dealers. Those car dealers can apply and obtain loans through the Easy Loan program. The Group provides funding to the dealer and may in turn obtain financing from one of our financing partners to fund the Easy Loan program. In order to fund the Easy Loan program, the Group and a third‑party financing partner enter into a financing business cooperation agreement, which establishes that loans provided to dealers are made with direct connection to the financial lease contracts entered into between the Group and the dealers for the underlying cars. Accordingly, the Group is considered as the primary obligor in the lending relationship and therefore records the liabilities to the third‑party financing partner on its Consolidated Balance Sheets. Consequently, the Group considers that the financial lease receivables generated from financial lease contracts with car dealers are not settled or extinguished. Therefore, the Group continues to account for the financial lease receivables on its Consolidated Balance Sheets.

The Group started to cooperate with third-party financing partners from September 2015. Before September 2015, the Group entered into finance lease arrangements with consumers who needed financing for car purchases. In late 2018, the Group started to provide funds in the form of financial lease agreements to selected Borrowers in addition to the financing facilitated by the Group for the purchase of the cars.

Financial lease receivables are measured at amortized cost and reported on the Consolidated Balance Sheets at outstanding principal adjusted for the allowance for credit losses. Allowance for financial lease receivables is provided when the Group has determined the balance is impaired.

2.12 Guarantee liabilities

The third‑party financing partners offer financing solutions to the Borrowers and the Company is required to provide a guarantee in the event of default.

The financial guarantee is within the scope of ASC Topic 460, Guarantees. The portion of the contract consideration that relates to ASC 460 must first be allocated to the guarantee, with the residual portion of the transaction price being recorded under ASC Topic 606, “Revenue from Contracts with Customers”. The liability is recognized at fair value at the inception of the guarantee.

Subsequent to the initial recognition of the guarantee liability, the Company’s guarantee obligations are measured in a combination of two components: (i) ASC 460 component and (ii) ASC 450 component. The liability recorded based on ASC 460 is determined on a contract‑by‑contract basis and is reduced as the Company is released from the underlying risk, meaning as the loan is repaid by the Borrower or when the financing partners are compensated in the event of a default. The liability is reduced only as the Company is released from the underlying risk. This component is a stand ready obligation which is not subject to the probable threshold used to record a contingent obligation. The other component is a contingent liability determined using historical experience of borrower defaults, representing the obligation to make future payments, measured using the guidance per ASC 450, Contingencies. Subsequent to the initial recognition, the guarantee obligation is measured at the greater of the amount determined per ASC 460 (guarantee liability) and the amount determined based on ASC 450 (contingent liability). As stated in ASC 460‑10‑35‑1, the guarantee liability should generally be reduced by recording a credit to net income as the guarantor is released from the guaranteed risk. Accordingly, the guarantee liability is recognized in “gains from guarantee liability” in the statements of comprehensive loss by a systematic and rational amortization method, e.g. over the term of the loan.

As of December 31, 2017 and 2018, the amounts of maximum potential future payments that the Group could be required to make under the guarantee were RMB14.8 billion and RMB27.6 billion, respectively. Based on management assessment, the estimated value of collateral approximated amounts of maximum potential future payments.

2.13 Property, equipment and software, net

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using the straight‑line method over the following estimated useful lives, taking into account any estimated residual value:

Electronic equipment	3 years
Furniture	5 years
Vehicles and motors	4 years
Software	5 years
Leasehold improvement	lesser of the term of the lease or the estimated useful lives of the assets

The Company recognized the gain or loss on the disposal of property, equipment and software in the Consolidated Statements of Comprehensive Loss.

2.14 Intangible assets, net

Intangible assets represent software copyright and supplier relationship acquired. These intangible assets are carried at acquisition cost less accumulated amortization and amortized on a straight line basis over their estimated useful lives of the respective assets, which is usually 5 years.

Separately identifiable intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.

2.15 Goodwill

In accordance with ASC 805 Business Combination, goodwill represents the excess of the purchase consideration over the fair value of assets and liabilities of businesses acquired.

Goodwill is not amortized but is tested for impairment at the reporting unit level at least annually, or more frequently if events or changes in circumstances indicate that it might be impaired based on the requirements of ASC 350‑20. In accordance with the FASB guidance on “Testing of Goodwill for Impairment,” we have elected to perform a qualitative assessment to determine whether the two‑step impairment testing of goodwill is necessary. In this assessment, we consider primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. Based on the qualitative assessment, if it is more likely than not that the fair value of each reporting unit is less than the carrying amount, the quantitative impairment test is performed. Otherwise, no further testing is required. Recoverability of goodwill is evaluated using a two‑step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, tax and cash flows of the reporting unit.

2.16 Long-term investments

In accordance with ASC 323 Investment—Equity Method and Joint Ventures, the Company accounts for an equity investment over which it has significant influence but does not own a majority of the equity interest or otherwise controls and the investments are either common stock or in substance common stock using the equity method. The Company’s share of the investee’s profit and loss is recognized in the earnings of the period.

In accordance with ASC 325 Investment—Other, for equity investments which the Company does not have significant influence, and whose fair value is not readily determinable, the cost method accounting is applied. Gain or losses are realized when such investments are sold or when dividends are declared or payments are received. The Company assesses its equity investments for other‑than‑temporary impairment by considering factors as well as all relevant and available information including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends, and other company‑specific information such as financing situation.

The Group also invests in convertible redeemable securities. These securities are reported at fair value, classified and accounted for as available-for-sale debt securities in investment securities. The treatment of a decline in the fair value of an individual security is based on whether the decline is other-than-temporary. The Group assesses its available-for-sale debt securities for other-than-temporary impairment by considering factors including, but not limited to, its ability and intent to hold the individual security, severity of the impairment, expected duration of the impairment and forecasted recovery of fair value. Investments classified as available-for-sale debt securities are reported at fair value with unrealized gains or losses, if any, recorded in accumulated other comprehensive income as a component of shareholders’ equity. If the Group determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to fair value as a new cost basis and the amount of the write-down is accounted for as a realized loss charged in others, net in the Consolidated Statements of Comprehensive Loss. The fair value of the investment would not be adjusted for subsequent recoveries for increases in fair value.

2.17 Impairment of long‑lived assets and intangible assets with definite lives

Long‑lived assets including intangible assets with definite lives are assessed for impairment, whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable in accordance with ASC 360, Property, Plant and Equipment. The Company measures the carrying amount of long‑lived assets against the estimated undiscounted future cash flows associated with it. The impairment exists when the estimated undiscounted future cash flows are less than the carrying value of the asset being evaluated. Impairment loss is calculated as the amount by which the carrying value of the asset exceeds its fair value. No impairment of long‑lived assets was recognized for the years ended December 31, 2017 and 2018.

2.18 Deferred revenue

Deferred revenue mainly represents warranty program provided by the Company. The program includes a 1‑year or 20,000 kilometer warranty, covering both maintenance and all major structural components. As of December 31, 2017 and 2018, the deferred revenue was RMB27.6 million and RMB115.2 million, respectively.

2.19 Revenue recognition

The Group primarily engages in operating used car e‑commerce platforms through its mobile applications (Uxin Used Car / Uxin Auction) and websites (www.xin.com / www.youxinpai.com), facilitating used car transaction services and financing solutions offered by third‑party financing partners to buyers for their used car purchases. Revenue principally represents transaction facilitation revenue, loan facilitation revenue and others.

The Group adopted ASC Topic 606, “Revenue from Contracts with Customers” for all periods presented. Consistent with the criteria of Topic 606, the Group recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to receive in exchange for those goods or services.

To achieve that core principle, an entity should apply five steps defined under Topic 606. The Group assesses its revenue arrangements against specific criteria in order to determine if it is acting as principal or agent. Revenue arrangements with multiple performance obligations are divided into separate units of accounting. Under the 2C business, for transactions with financing solutions attached, the Company identified three performance obligations – transaction facilitation services, loan facilitation services and warranty services. The Company therefore considered the appropriate method to allocate the transaction price to each performance obligation based on the relative standalone selling prices of the services being provided. The Company does not sell all these services separately, and therefore, in estimating the standalone selling price for services that are not directly observable, the Company considered the suitable methods included in ASC 606‑10‑21‑34, and determined the adjusted market assessment approach is the most appropriate method. When estimating the relative standalone selling prices, the Group considers selling prices of similar services. Revenue is recognized upon transfer of control of promised goods or services to a customer.

The Group, from time to time, provides cash incentives to both buyers and sellers. These incentives are given in the form of either a cash bonus to sellers or a discount coupon to buyers, and are applied to the same transaction. As these incentives were provided without any distinct good or service in return, these incentives have been recorded as reduction of revenue, pursuant to the guidance under ASC 606.

Revenue is recorded net of cash incentives and value‑added‑tax collected from customers, which are subsequently remitted to government authorities.

2C

The Company’s online platform and offline infrastructure facilitates used car dealers to list and sell their used cars to individual consumers via cross-regional service and intra-regional service. The Company started its cross-regional transaction facilitation service in the first quarter of 2018. The cross-regional transaction facilitation services help individual consumers complete their purchases of cars without having the consumers physically inspect the cars on-site, which primarily apply for the transactions when the consumers are located in different cities from where the cars are located; whereas intra-regional transaction facilitation services cater to local individual consumers. The Group’s offline infrastructure provides consumers with vehicle inspection, payment and settlement, delivery and fulfilment services, and warranty services. The Group does not charge transaction facilitation services fees to car dealers for certain transactions without financing solutions attached. For those transactions with financing solutions offered by third-party financing partners, the Group has identified three performance obligations – transaction facilitation services, loan facilitation services and warranty services. The revenue relating to warranty services is deferred and recognized over the warranty period as the Company stands ready to perform during that period. The transaction facilitation revenue is recognized at a point in time when the service is rendered, which occurs upon the completion of the successful transaction. The Group earns loan facilitation revenue from the Borrowers along with the cross-regional and intra-regional transaction facilitation services. The Group provides intermediary matching services to both the Borrowers and the third-party financing partner, which the Group describes as a loan facilitation service. The performance obligation is satisfied at a point in time upon completion of a transaction, and the loan facilitation revenue is recognized accordingly when the service is rendered.

2B

Launched in 2011, the Company’s 2B business, Uxin Auction(“优信拍”), caters to business buyers with a comprehensive suite of solutions, connecting businesses with one another across China, helping them source vehicles, optimizing their turnover and facilitating cross-regional transactions. Business sellers include used car dealers, 4S dealership, which are dealerships that are authorized to sell the products of a single brand of automobiles and provide key automobile-related services, car rental companies, auto manufactures and large corporation that may need to dispose of large fleets of used cars. Cars are sold through Uxin Auction through online auctions. The Group earns transaction facilitation income upon each successful close of an auction from buyers. Transaction facilitation income, which is a certain percentage of the selling price of the underlying car or a minimum amount is recognized at a point in time following the transfer of control of such services to the customer, which occurs upon the completion of a successful transaction. As the Company does not assume inventory risk for the used cars, it is considered to be an agent in accordance with ASC 606. Accordingly, the Company recognizes the transaction facilitation income when the performance obligation is satisfied.

Others

Other revenue is mainly comprised of sales of new cars, commission of salvage cars sales, interest income of financial lease, etc.

The revenue from sales of new cars is recognized when title of the cars is transferred to buyer. Commission income of salvage cars sales is charged to buyers and recognized upon completion of the transaction.

Prior to September 2015, the Group provided funds to consumers in the form of financial lease agreements. The Group also provides Easy Loan program to selected dealers in the form of financial lease agreements. In late 2018, the Group started to provide funds in the form of financial lease agreements to selected Borrowers in addition to the financing facilitated by the Group for the purchase of the cars. In these arrangements, the Group is considered the originator of the financing and held such creditor’s rights. The Group generates interest income from these arrangements. Interest income is recognized on a time proportion basis, taking into account of the principal outstanding and the effective interest rate over the period to maturity, which is determined that such income will accrue by the Group.

Remaining performance obligations

Revenue allocated to remaining performance obligations represents that portion of the overall transaction price that has been received (or for which the Group has an unconditional right to payment) allocated to performance obligations that the Group has not yet fulfilled, which is presented as deferred revenue that has not yet been recognized. As of December 31, 2018, the aggregate amount of the transaction price allocated to remaining performance obligations was RMB115.2 million, reflecting the Group’s remaining obligations. The Group expects to recognize approximately 100% of the revenue over the next 12 months.

2.20 Value‑added‑tax (“VAT”) and surcharges

The Company’s subsidiaries and VIEs are subject to value‑added tax and related surcharges on the revenues earned for services provided in the PRC. The applicable value‑added-tax rate for general VAT payers is set out in the following table.

Type of service	Applicable VAT rate (%)
Sales of cars	17%/16%
Transaction facilitation	6%
Loan facilitation	6%
Other services	6%

The surcharges (i.e. urban construction and maintenance tax, educational surtax, local educational surtax), vary from 11% to 13% of the value‑added‑tax depending on the tax payer’s location. The surcharges are recorded in the cost of revenue in the Consolidated Statements of Comprehensive Loss.

2.21 Cost of revenues

Cost of revenues primarily consists of salaries and benefits expenses, cost of title transfer and registration, delivery and logistics cost, rental for transaction centers, platform maintenance cost, GPS tracking device costs, cost of warranty services provided, and cost of new cars sold.

2.22 Sales and marketing expenses

Sales and marketing expenses primarily consist of salaries and benefits expenses for sales and marketing personnel, advertising and promotion expenses, rental expenses for selling stores. Advertising and promotion expenses primarily include branding advertisements, online traffic acquisition costs and costs incurred in other marketing activities. Advertising costs are expensed as incurred and the total amounts charged to the Consolidated Statements of Comprehensive Loss amounted to approximately RMB394.9 million, RMB1,308.2 million and RMB1,152.6 million for the years ended December 31, 2016, 2017 and 2018, respectively.

2.23 Research and development expenses

Research and development expenses primarily consist of salaries and benefits expenses, fees for outsourced technical services and depreciation of servers and computers relating to research and development.

All research and development costs are expensed as incurred. Software development costs required to be capitalized under ASC 350‑40, Internal‑Use Software, were not material to our consolidated financial statements.

2.24 General and administrative expenses

General and administrative expenses primarily consist of salaries and benefits and share‑based compensation for employees engaged in management and administration positions or involved in general corporate functions, office rental, professional service fees and depreciation.

2.25 Share‑based compensation

The Company follows ASC 718 to determine whether a share option or a restricted share unit should be classified and accounted for as a liability award or equity award. All grants of share‑based awards to employees and directors classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated using an option pricing model. The Company classifies the share‑based awards granted to employees as equity award, and has elected to recognize compensation expense on share‑based awards with service condition on a graded vesting basis over the requisite service period, which is generally the vesting period.

Under ASC 718, the Company applies the Binominal option pricing model in determining the fair value of options granted. ASC 718 requires forfeiture rates to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share‑based compensation expense is recorded net of estimated forfeitures such that expense is recorded only for those share‑based awards that are expected to vest.

2.26 Taxation

Current income taxes are provided on the basis of net income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions.

Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements, net operating loss carries forwards and credits. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided in accordance with the laws of the relevant taxing authorities. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in which temporary differences are expected to be received or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of comprehensive loss in the period of the enactment of the change.

The Group considers positive and negative evidence when determining whether a portion or all of its deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carry‑forward periods, its experience with tax attributes expiring unused, and its tax planning strategies. The ultimate realization of deferred tax assets is dependent upon its ability to generate sufficient future taxable income within the carry‑forward periods provided for in the tax law and during the periods in which the temporary differences become deductible. When assessing the realization of deferred tax assets, the Group has considered possible sources of taxable income including (i) future reversals of existing taxable temporary differences, (ii) future taxable income exclusive of reversing temporary differences and carry‑forwards, (iii) future taxable income arising from implementing tax planning strategies, and (iv) specific known trend of profits expected to be reflected within the industry.

The Group recognizes a tax benefit associated with an uncertain tax position when, in its judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority. For a tax position that meets the‑more‑likely‑than‑not recognition threshold, the Group initially and subsequently measures the tax benefit as the largest amount that the Group judges to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority. The Group’s liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation. Such adjustments are recognized entirely in the period in which they are identified. The Group’s effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management. The Group classifies interest and penalties recognized on the liability for unrecognized tax benefits as income tax expense.

2.27 Business combinations and non‑controlling interests

The Company accounts for its business combinations using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805 “Business Combinations.” The cost of an acquisition is measured as the aggregate of the acquisition date fair values of the assets transferred and liabilities incurred by the Company to the sellers and equity instruments issued. Transaction costs directly attributable to the acquisition are expensed as incurred. Identifiable assets and liabilities acquired or assumed are measured separately at their fair values as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total costs of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the Consolidated Statements of Comprehensive Loss. During the measurement period, which can be up to one year from the acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded to the Consolidated Statements of Comprehensive Loss.

In a business combination achieved in stages, the Company remeasures the previously held equity interest in the acquire immediately before obtaining control at its acquisition date fair value and the remeasurement gain or loss, if any, is recognized in the Consolidated Statements of Comprehensive Loss.

For the Company’s majority owned subsidiaries and consolidated VIEs, a non‑controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the Company. When the non‑controlling interest is contingently redeemable upon the occurrence of a conditional event, which is not solely within the control of the Company, the non‑controlling interest is classified as mezzanine equity. Consolidated net loss on the Consolidated Statements of Comprehensive Loss includes net loss attributable to non‑controlling interests when applicable.

2.28 Loss per share

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two‑class method. Under the two‑class method, the net loss is allocated between ordinary shares and other participating securities based on their participating rights. Net loss is not allocated to other participating securities if based on their contractual terms they are not obligated to share in the loss. Diluted loss per share is calculated by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of shares issuable upon the conversion of the preferred shares using the if‑converted method, and shares issuable upon the exercise of share options using the treasury stock method. Ordinary equivalent shares are not included in the denominator of the diluted loss per share calculation when inclusion of such shares would be anti‑dilutive.

2.29 Recent Accounting Pronouncements

In January, 2016, the FASB issued ASU No. 2016-01 Financial Instruments—Overall (Subtopic 825-10) “Recognition and Measurement of Financial Assets and Financial Liabilities”. This accounting standard retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. This guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby investment will be carried at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. For public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Company will apply the new standard beginning January 1, 2019 and recognize the changes in fair value for all equity investments measured at fair value through net income/(loss). For investments in equity securities lacking of readily determinable fair values, the Company will elect to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes. The Company anticipates that the adoption of ASU 2016-01 will not have a significant impact on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires that a lessee should recognize the assets and liabilities that arise from operating leases. A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. If a lessee makes this election, it should recognize lease expenses for such lease generally on a straight-line basis over the lease term. The new leases standard also provides lessees with a practical expedient, by class of underlying asset, to not separate non-lease components from the associated lease component. If a lessee makes that accounting policy election, it is required to account for the non-lease components together with the associated lease component as a single lease component and to provide certain disclosures. For public business entities, the amendments are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. For all other entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Entities were initially required to adopt the new leases standard using a modified retrospective transition method. Under that transition method, an entity initially applies the new leases standard (subject to specific transition requirements and optional practical expedients) at the beginning of the earliest period presented in the financial statements. In July 2018, the FASB issued ASU 2018-11, which provides another transition method in addition to the existing transition method by allowing entities to initially apply the new leases standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption consistent with preparers’ requests. The Group will adopt this new guidance using additional transition method to recognize a cumulative-effect adjustment to the opening balance of accumulated deficit beginning January 1, 2019 and interim periods in the year ended December 31, 2019. The Group estimates approximately RMB 250 million to RMB 300 million would be recognized as total right-of-use assets and total lease liabilities on consolidated balance sheets as of January 1, 2019. Other than disclosed, the Group does not expect the new standard to have a material impact on its remaining consolidated financial statements.

In June 2016, the FASB amended guidance related to the impairment of financial instruments as part of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. For public business entities that are U.S. Securities and Exchange Commission (SEC) filers, the amendments in this Update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. For all other public business entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. For all other entities, including not-for-profit entities and employee benefit plans within the scope of Topics 960 through 965 on plan accounting, the amendments in this Update are effective for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021. All entities may adopt the amendments in this Update earlier as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company elected to adopt this new guidance for the years ended December 31, 2020 and interim periods in the year ended December 31, 2020. The guidance replaces the incurred loss impairment methodology with an expected credit loss model for which the Company is required to recognize an allowance based on its estimate of expected credit loss. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance for targeted changes with respect to how cash receipts and cash payments are classified in the statements of cash flows, with the objective of reducing diversity in practice. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. The Company elected to adopt this new guidance as non-public entity for the years ended December 31, 2019 and interim periods in the year ended December 31, 2020. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230) (“ASU 2016-18”). This ASU affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. The Company elected to adopt this new guidance as non-public entity for the years ended December 31, 2019 and interim periods in the year ended December 31, 2020. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04 Intangibles—Goodwill and Other (Topic 350). Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. Additionally, an entity should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The Board also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. A public business entity that is a U.S. Securities and Exchange Commission (SEC) filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. A public business entity that is not an SEC filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. All other entities, including not-for-profit entities, that are adopting the amendments in this Update should do so for their annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company elected to adopt this new guidance for the years ended December 31, 2020 and interim periods in the year ended December 31, 2020. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.

In February 2017, the FASB issued ASU No. 2017-05 Other Income - Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20). The amendments in this Update clarify that a financial asset is within the scope of Subtopic 610-20 if it meets the definition of an in substance nonfinancial asset. The amendments define the term in substance nonfinancial asset, in part, as a financial asset promised to a counterparty in a contract if substantially all of the fair value of the assets (recognized and unrecognized) that are promised to the counterparty in the contract is concentrated in nonfinancial assets. If substantially all of the fair value of the assets that are promised to the counterparty in a contract is concentrated in non-financial assets, then all of the financial assets promised to the counterparty are in substance nonfinancial assets within the scope of Subtopic 610-20. The amendments to this Update also clarify that nonfinancial assets within the scope of Subtopic 610-20 may include nonfinancial assets transferred within a legal entity to a counterparty. The amendments in this Update are effective at the same time as the amendments in Update 2014-09. For public entities, the amendments are effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Public entities may apply the guidance earlier but only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. For all other entities, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. All other entities may apply the guidance earlier as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company elected to adopt this new guidance as non-public entity for the years ended December 31, 2019 and interim periods in the year ended December 31, 2020. The Company is currently evaluating the impact of this new guidance on its consolidated financial statements.